UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 12, 2014

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17851 N. 85th Street, Suite 300, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(480) 515-8100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OR CERTAIN OFFICERS

On February 12, 2014, Meritage Homes Corporation (the “Company”) approved equity awards for certain of its executive officers as follows:

Restricted Stock Units

Steven J. Hilton, Chief Executive Officer	21,930 units
Larry W. Seay, Chief Financial Officer	9,868 units
C. Timothy White, General Counsel	9,320 units
Steven Davis, Chief Operating Officer	10,965 units

All of the restricted stock unit awards cliff vest three years from the date of grant and when vested each unit entitles the executive to one share of Meritage Homes Corporation common stock.

Performance Share Awards

Steven J. Hilton, Chief Executive Officer	21,930 units (target)
Larry W. Seay, Chief Financial Officer	9,868 units (target)
C. Timothy White, General Counsel	9,320 units (target)
Steven Davis, Chief Operating Officer	10,965 units (target)

Each performance unit entitles the executive to one share of Meritage Homes Corporation common stock and cliff vests three years from the date of grant subject to the achievement of three defined performance objectives as follows:

Performance Criteria/Objective	Percentage of Total Award
Three year cumulative total shareholder return (2014-2016)	40%
Three year cumulative return on assets (2014-2016)	30%
Three year cumulative earnings per share (2014-2016)	30%

Total	100%

The number of performance shares listed above represents the payout that would be achieved at the target level for each of the three performance objectives. In order to qualify for the three performance objectives, the Company’s three year cumulative total shareholder return, three year cumulative return on assets and three year cumulative earnings per share, respectively, must meet a threshold target level. For results below the threshold level for each performance objective, no award will be earned for that criteria/objective; for results at the threshold level, the executive will earn the award for that criteria/objective at the 50% of target level; for results above the threshold level of each criteria/objective, the executive will earn the award up to a maximum of 150% of the respective target level. For results falling between the threshold and maximum levels, the performance objective results will be interpolated to determine the actual number of units awarded for that criteria/objective.

The restricted stock unit awards and performance share awards were issued under the Company’s 2006 Stock Incentive Plan (the “Stock Incentive Plan”). In connection with the awards described in this Form 8-K, the Board of Directors also approved certain non-material amendments to the Stock Incentive Plan, including amending the plan to allow for the award of restricted stock units, which is a type of award similar to the restricted stock and performance share awards currently contemplated by the Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2014

MERITAGE HOMES CORPORATION

/s/ LARRY W. SEAY
By:	Larry W. Seay
Executive Vice President and Chief Financial Officer

4